Exhibit 10.23

PROMISSORY NOTE COMBINATION #3 AGREEMENT

This Promissory Note Combination #3 Agreement, hereinafter referred to as “Note Combination #3”, entered into effective the 2nd day of September, 2012 hereinafter referred to as the “Effective Date”, by and among Intellinetics, Inc, hereinafter called “Maker” and Alpharion Capital Partners, hereinafter called “Lender”.

Alpharion Note #8:

WHEREAS, Maker and Lender have entered into a Promissory Note and Subscription Agreement dated December 9, 2011 “December 9, 2011 Issuance Date” for the amount of FIFTEEN THOUSAND AND NO/100 DOLLARS ($15,000), hereinafter referred to as “Alpharion Note #8”. Said Alpharion Note #8 was originally due one hundred and eighty days from the December 9, 2011 Issuance Date.

WHEREAS, Maker and Lender have entered into a Promissory Note Extension Agreement dated June 6, 2012 extending the Alpharion Note #8 to a due date that is two hundred and seventy days from the December 9, 2011 Issuance Date. All other provisions of Alpharion Note #8 were unchanged.

Alpharion Note #18:

WHEREAS, Maker and Lender have entered into a Promissory Note and Subscription Agreement dated March 9, 2012 “March 9, 2012 Issuance Date” for the amount of ONE HUNDRED AND FOUR THOUSAND AND NO/100 DOLLARS ($104,000), hereinafter referred to as “Alpharion Note #18”. Said Alpharion Note #18 was originally due one hundred and eighty days from the March 9, 2012 Issuance Date. All other provisions of Alpharion Note #18 were unchanged.

Alpharion Note Combination #3:

WHEREAS, Maker and Lender desire to enter into this Note Combination #3 in order to combine Alpharion Note #8 and Alpharion Note #18 for a total of $119,000 and extend the due date until November 16, 2012.

NOW, THEREFORE, it is duly agreed by both Maker and Lender to combine Alpharion Note #8 and Alpharion Note #18 for a total of $119,000 (hereinafter collectively referred to as the “Alpharion $119,000 Note”), and extend the due date of such Alpharion $119,000 Note to a due date of November 16, 2012.

All other provisions of Alpharion Note #8 and Alpharion Note #18 (if applicable) shall prevail unless otherwise written.

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IN WITNESS WHEREOF, the undersigned Maker and Lender have duly executed this Note Combination #3 as of the Effective Date.

INTELLINETICS, INC.

By:	s/William J. Santiago

ALPHARION CAPITAL PARTNERS, INC.

By:	s/Rick Hughes

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